Transactions with Related Parties	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Transactions with Related Parties

Note 18. Transactions with Related Parties

The Company has entered into transactions with its directors, significant shareholders and their affiliates (related parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

Aggregate loan transactions with related parties were as follows:

	2013	2012
Balance, beginning	$4,060,425	$4,491,059

New loans	684,223	2,203,459
Repayments	(1,790,548)	(2,634,093)

Balance, ending	$2,954,100	$4,060,425

Deposit transactions with related parties at December 31, 2013 and 2012 were insignificant.